Exhibit 99.2


CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Certification of Chief Financial Officer

In connection with the Quarterly Report of Tasty Fries, Inc., a Nevada corporation (the "Company"), on Form 10-QSB for the quarter ending October 31, 2004 as filed with the Securities and Exchange Commission (the "Report"), I, Edward C. Kelly, Chief Financial Officer of the Company, certify, pursuant to 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Edward C. Kelly
-------------------
Edward C. Kelly
CEO/CFO
December 14, 2004

(A signed original of this written statement required by Section 906 has been provided to Tasty Fries, Inc. and will be retained by Tasty Fries, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.)